SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K
                           CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 7, 2003

                    Commission File Number 0-17555

                         EVEREST FUTURES FUND, L.P.
          (Exact name of registrant as specified in its charter)


        Iowa                                             42-1318186
        State or other jurisdiction of               (I.R.S. Employer
        incorporation or organization)               Identification No.)

        1100 North 4th Street, Suite 143, Fairfield, Iowa   52556
        (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code: (641) 472-5500

                            Not Applicable
         (Former name, former address and former fiscal year, if changed
          Since last report.)











Item 1.     Changes in Control of Registrant

          Effective February 1, 2003, Mr. Lamoureux, President of Everest Asset Management, Inc. (EAM), became the majority shareholder and sole director of EAM. Mr. Rubin and Mr. Foster are no longer principals, directors or shareholders. There are no material changes in the operations of the firm.


Item 2.     Acquisitions or Disposition of Assets

            Not Applicable.


Item 3.     Bankruptcy or Receivership

            Not Applicable.


Item 4.     Changes in Registrant's Certifying Accountant

            KPMG LLP, the former accountant of the Registrant, was dismissed on March 7, 2003. The decision to change accountants was recommended by the Directors of the General Partner of the Registrant. KPMG LLP's reports on the financial statements of the Registrant as of and for the years ended December 31, 2001 and December 31, 2000 did not contain any adverse opinion or disclaimer opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years including the interim period to the date of dismissal March 7, 2003 of KPMG LLP there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures of KPMG LLP, which disagreements if not resolved to their satisfaction would have caused KPMG LLP to make a reference to the subject matter of the disagreement(s) in connection with its reports. During the Registrant's two most recent fiscal years preceding the dismissal of KPMG LLP there was no occurrence of events as described in Item 304(a)(1)(v) paragraphs (A) through (D).

        The Registrant engaged Spicer, Jeffries & Co. as its new independent
accountant effective March 10, 2003.  The Registrant has not   consulted
Spicer, Jeffries & Co. during the Registrant's two most recent fiscal years.

          The Registrant has provided KPMG LLP with a copy of this Form 8-K and KPMG LLP has provided to the Registrant a copy of a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Registrant in this Form 8-K. The letter provided by KPMG LLP to the Securities and Exchange Commission is attached hereto as Exhibit A.


Item 5.     Other Events

            Not Applicable.



Item 6.     Resignations of Registrant's Directors

            Not Applicable.


Item 7.     Financial Statements and Exhibits

            Not Applicable.


Item 8.     Change in Fiscal Year.

            Not Applicable.







                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned and thereunto duly authorized.



                                EVEREST FUTURES FUND, L.P.

Date: March 19, 2003        By:	    Everest Asset Management, Inc.,
                                          its General Partner


                            By:  __/s/ Peter Lamoureux_________
				            Peter Lamoureux
				            President





                         (On KPMG LLP Letterhead)


March 12, 2003




Securities and Exchange Commission
Washington, D.C.  20549

Ladies and Gentlemen:

We were previously principal accountants for the Everest Futures Fund, L.P. and, under the date of March 8, 2002, we reported on the financial statements of Everest Futures Fund, L.P. as of and for the years ended December 31, 2001, 2000 and 1999. On March 7, 2003, our appointment as principal accountants was terminated. We have read Everest Futures
Fund, L.P.'s statements included under Item 4 of its Form 8-K dated
March 7, 2003, and we agree with such statements, except that we are not in a position to agree or disagree with the statement regarding the Fund's engagement of Spicer, Jeffries & Co as its new independent accountant as of March 10, 2003 or the fact that the Fund has not consulted Spicer, Jeffries & Co during the two most recent fiscal years.

Very truly yours,

KPMG LLP